                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                       ----------------------------------


                        NEUTRAL POSTURE ERGONOMICS, INC.
             (Exact name of registrant as specified in its charter)



                TEXAS                                   74-2563656
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                              3904 N. TEXAS AVENUE
                               BRYAN, TEXAS 77803
          (Address of principal executive offices, including Zip Code)
                       ----------------------------------

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                            Name of each exchange on which
to be so registered:                           each class is to be registered:
      NONE                                               NONE

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. |_|

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-33675
                       ----------------------------------

       Securities to be registered pursuant to Section 12(g) of the Act:
                          COMMON STOCK, $.01 PAR VALUE
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Reference is made to the information set forth under the caption entitled "Description of Capital Stock" in the Prospectus to be filed by Neutral Posture Ergonomics, Inc. (the "Company") with the Securities and Exchange Commission pursuant to Rule 424(b) of Regulation C promulgated under the Securities Act of 1933, as amended, relating to the Company's Registration Statement on Form SB-1, as amended (File No. 333-33675), which is incorporated herein by reference.


ITEM 2.  EXHIBITS.

I. Pursuant to Rule 12b-32 promulgated pursuant to the Securities Exchange Act of 1934, as amended, the following exhibits required in accordance with Part I to the Instructions as to Exhibits on Form 8-A are incorporated by reference to the Company's previously filed Registration Statement on Form SB-1 (Reg.
         No. 333-33675), as amended (the "Registration Statement"):

         A. Amended and Restated Articles of Incorporation of the Company (filed as Exhibit 2.1 to the Registration Statement)

         B.       Amended and Restated Bylaws of the Company (filed as Exhibit
                  2.2 to the Registration Statement)

         C. Specimen Common Stock Certificate (filed as Exhibit 3.1 to the Registration Statement)


II.      Not Applicable.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                NEUTRAL POSTURE ERGONOMICS, INC.



Date: October  10 , 1997        By:  /s/ Rebecca Boenigk
              ----                   ----------------------------------
                                     Rebecca E. Boenigk
                                     Chairman of the Board
                                     and Chief Executive Officer



                                     -3-